Exhibit 10.2
GUARANTY
THIS GUARANTY (“Guaranty”) is made as of the 27th day of March, 2013, by DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Guarantor”) to and for the benefit of KEYBANK NATIONAL ASSOCIATION (“KeyBank”), a national banking association, as Agent (“Agent”), and KeyBank and the other lenders now or hereafter a party to the Credit Agreement (as defined below) (collectively, the “Lenders”). Agent and the Lenders, and their permitted successors and assigns, are hereinafter referred to collectively as the “Credit Parties”.
R E C I T A L S
A.On or about the date hereof, Quill Equity LLC, a Delaware limited liability company (“Borrower”), Guarantor, Agent and the Lenders entered into that certain Credit Agreement (the “Credit Agreement”) whereby the Lenders agreed to make a term loan (the “Loan”) to Borrower in the aggregate amount of $115,000,000.00 secured by the Mortgaged Property (as defined in the Credit Agreement). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

B.In connection with the Loan, Borrower has executed and delivered one or more Notes in favor of Lenders and certain other Loan Documents, payment of which is secured by the Security Documents.

C.Guarantor will derive material financial benefit from the Loan evidenced by the Notes and the other Loan Documents.

D.The Credit Parties have relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lenders.
AGREEMENTS
NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of the Credit Parties and their respective successors and permitted assigns as follows:
1.Guaranty. Guarantor absolutely, unconditionally, and irrevocably guarantees:

(a)the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement and the other Loan Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof;

(b)the full, complete and punctual observance, performance and satisfaction of all of the other obligations, duties, covenants and agreements of Borrower under the Credit Agreement and the other Loan Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(c)the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof).

All amounts due, debts, liabilities, payment obligations and other obligations described in subsections (a) through (c) of this Section 1 are referred to herein as the “Obligations.”
2.Agreement to Pay or Perform. Upon the occurrence and during the continuation of an Event of Default, Guarantor agrees, on demand by Agent (which demand may be made concurrently with notice to Borrower that Borrower is in default of its obligations), to pay to Agent for distribution to the applicable Credit Parties and perform all the Obligations regardless of any defense, right of setoff or claims which Borrower or Guarantor may have against any of the Credit Parties. Upon the occurrence and during the continuation of an Event of Default, the Agent and to the extent permitted by the Credit Agreement, each Lender shall have the right, at its option, either before, during or after commencing foreclosure or sale proceedings, as the case may be, and either before, during or after pursuing any right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent of its selection, all as the Agent (or such Lender, if applicable) in its sole discretion deems proper. Furthermore, the Credit Parties shall not have any obligation to protect or insure any collateral for the Loan, nor shall the Credit Parties have any obligation to perfect their security interest in any collateral for the Loan.

All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be available to the Credit Parties, and the choice by the Credit Parties of one such alternative over another shall not be subject to question or challenge by Guarantor or any other Person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by the Credit Parties to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude the Credit Parties from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by the Credit Parties at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by the Credit Parties be given conclusive effect regardless of such subsequent developments.

3.Waiver of Defenses. Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

(a)(i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b)any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other person;

(c)any act or failure to act by Borrower or any other Person which may adversely affect Guarantor's subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d)any nonperfection or impairment of any security interest or other lien on any collateral securing in any way any of the obligations hereby guaranteed or any failure on the part of the Credit Parties to ascertain the extent or nature of any collateral or any insurance or other rights with respect thereto, or the liability of any party liable under the Loan Documents or the obligations evidenced or secured thereby;

(e)any application of sums paid by Borrower or any other Person with respect to the Obligations, regardless of what liabilities of Borrower remain unpaid;

(f)any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g)either with or without notice to Guarantor, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h)any statute of limitations in any action hereunder or for the collection of the Notes or for the payment or performance of any obligation hereby guaranteed;

(i)the incapacity, lack of authority, death or disability of Borrower or any other Person or entity, or the failure of the Credit Parties to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or Guarantor or any other Person;

(j)the dissolution or termination of existence of Borrower, Guarantor or any other Person;

(k)the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or Guarantor or any other Person;

(l)the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or Guarantor or any other Person, or any of Borrower's or Guarantor's or any other Person's properties or assets;

(m)an assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Credit Parties to enforce any of their rights, whether now or hereafter required, which the Credit Parties may have against Guarantor or any collateral for the Loan;

(n)any right or claim of right to cause a marshaling of the assets of Borrower or Guarantor or any other Person guaranteeing the Obligations;

(o)the damage, destruction, condemnation, foreclosure or surrender of all or any part of any collateral or any of the improvements located thereon;

(p)the failure of the Credit Parties to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

(q)any failure or delay of the Credit Parties to commence an action against Borrower, Guarantor or any other Person, to assert or enforce any remedies against Borrower or Guarantor or any other Person guaranteeing the Obligations under the Notes or the other Loan Documents, or to realize upon any security;

(r)any failure of any duty on the part of the Credit Parties to disclose to Guarantor any facts they may now or hereafter know regarding Borrower (including, without limitation Borrower's financial condition), any other person or entity, any collateral, or any other assets or liabilities of such person or entity, whether such facts materially increase the risk to Guarantor or not (it being agreed that Guarantor assumes responsibility for being informed with respect to such information);

(s)failure to accept or give notice of acceptance of this Guaranty by the Credit Parties;

(t)failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(u)failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(v)any and all other notices whatsoever to which Guarantor might otherwise be entitled;

(w)any lack of diligence by the Credit Parties in the collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(x)the invalidity or unenforceability of the Notes, or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(y)the compromise, settlement, release or termination of any or all of the obligations of Borrower or Guarantor or any other Person guaranteeing the Obligations under the Notes or the other Loan Documents (except to the extent that no Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement);

(z)any transfer by Borrower or any other Person of all or any part of any security encumbered by the Loan Documents;

(aa)any right to require the Credit Parties to proceed against Borrower, Guarantor or any other Person or to proceed against or exhaust any security held by the Credit Parties at any time or to pursue any other remedy in the Credit Parties' power or under any other agreement before proceeding against Guarantor hereunder or under any other Loan Document;

(ab)the failure of the Credit Parties to perfect any security or to extend or renew the perfection of any security;

(ac)any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty;

(ad)any inaccuracy of any representation or other provision contained in any Loan Document;

(ae)any sale or assignment of the Loan Documents, or any interest therein;

(af)any and all rights, benefits and defenses which might otherwise be available under the provisions of any other applicable statues, rules or common law principals or provisions which might operate to limit Guarantor's liability under, or the enforcement of, this Guaranty; or

(ag)to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantor hereunder are absolute, unconditional and irrevocable.

Guarantor understands that the exercise by the Credit Parties of certain rights and remedies may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers the Agent and its permitted successor and assigns, on behalf of the Credit Parties to exercise in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, including, without limitation, any remedies against Borrower with respect to the Notes, it being the purpose and intent of the Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement, Guarantor hereby waives and releases any claim or other rights which Guarantor may now have or hereafter acquire against the Borrower or any other Person guaranteeing the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Credit Parties against the Borrower or any other Person guaranteeing the Obligations or any collateral which Credit Parties now have or hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower or any other Person guaranteeing the Obligations, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.
4.Rights of Credit Parties to Deal with Borrower and Other Persons. Guarantor hereby consents and agrees that the Credit Parties may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor or any other Person, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by them or by any person, firm or corporation on their behalf or for their account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by them, other collateral of like kind, or of any kind; modify the terms of the Notes or the Loan Documents; extend or renew the Notes for any period; grant releases, compromises and indulgences with respect to the Notes or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor, surety, endorser or accommodation party of the Notes or any other Loan Document; or take or fail to take any action of any type whatsoever. No such action which the Credit Parties shall take or fail to take in connection with the Notes or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to the Credit Parties or for the performance of any obligations or undertakings of Borrower or Guarantor, nor any course of dealing with Borrower or any other Person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against the Credit Parties. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Notes and the other Loan Documents, and any and all references herein to the Notes and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantor acknowledges the terms of Section 18 of the Credit Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantor. Guarantor acknowledges that no representations of any kind whatsoever have been made by the Credit Parties. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Credit Parties except as expressly set forth in a writing duly signed and delivered by Agent in accordance with the provisions of the Credit Agreement.

5.Guaranty of Payment and Performance and Not of Collection. This is an absolute, present and continuing guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against any securities, liens or collateral available to Credit Parties or their permitted successors or assigns. Guarantor hereby waives any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Credit Parties in favor of Borrower or any other Person. Guarantor further agrees that nothing contained herein or otherwise shall prevent the Credit Parties from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under the Notes, Credit Agreement, the Mortgage or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Notes, Credit Agreement, the Mortgage or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Notes, Credit Agreement, the Mortgage or any other Loan Document is rescinded or otherwise required to be returned by the Credit Parties upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to the Credit Parties had not been made, regardless of whether the Credit Parties contested the order requiring the return of such payment. Notwithstanding anything to the contrary herein or in the other Loan Documents, the obligations of the Guarantor hereunder shall be unsecured obligations. In the event of the foreclosure of the Mortgage and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrower would not be allowed by applicable law; however, the foregoing shall not be deemed to require that the Credit Parties institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty.

6.Assignment by Credit Party. In the event any Credit Party shall assign its rights in connection with the Loan to another Person pursuant to and in compliance with the terms of the Credit Agreement,

Guarantor will accord full recognition thereto and agree that all rights and remedies of such Person shall be enforceable against Guarantor by such Person with the same force and effect and to the same extent as would have been enforceable by such Credit Party but for such assignment; provided, however, that unless such Credit Party shall otherwise consent in writing, such Credit Party shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for the Credit Parties' benefit to the extent any portion of its rights in connection with the Loan is not assigned or transferred.

7.Costs of Collection. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent the Credit Parties in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; or (c) an attorney is retained to represent any one or more of the Credit Parties in any litigation, proceeding or dispute whatsoever in connection with this Guaranty, then Guarantor shall pay to the Credit Parties upon demand all out-of-pocket attorney's fees, costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”) (provided that any attorneys fees, costs and expenses incurred pursuant to this Section 7 shall be limited to those incurred by the Agent and one other counsel with respect to the Lenders as a group), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

8.Severability. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the rights, obligations and interest of the Credit Parties or the holder of the Notes under the remainder of this Guaranty shall continue in full force and effect.

9.Marshalling of Assets; Jurisdiction; Waiver of Venue; Consent to Service of Process. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY THE CREDIT PARTIES. GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA (INCLUDING ANY FEDERAL COURT SITTING THEREIN). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS (EACH, A “PROCEEDING”), THE CREDIT PARTIES AND GUARANTOR IRREVOCABLY ACCEPT, GENERALLY AND UNCONDITIONALLY, THE NON‑EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY (i) AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY WITH RESPECT TO THIS AGREEMENT AND ANY OF THE OTHER LOAN DOCUMENTS AND (ii) WAIVE ANY OBJECTION ANY OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. NOTHING IN THIS GUARANTY SHALL PRECLUDE THE CREDIT PARTIES FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS

PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. GUARANTOR FURTHER AGREES THAT SERVICE OF PROCESS IN ANY SUCH SUIT MAY BE MADE UPON GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 13 HEREOF. IN ADDITION TO THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR ANY FEDERAL COURT SITTING THEREIN, ANY CREDIT PARTY MAY BRING ACTION(S) FOR ENFORCEMENT ON A NONEXCLUSIVE BASIS WHERE ANY ASSETS OF GUARANTOR EXIST AND GUARANTOR CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 13 HEREOF. FURTHERMORE, THE GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE BENEFITS OF SECTIONS 49-25 AND 49-26 OF THE CODE OF VIRGINIA (1950), AS AMENDED.

10.No Contest with Credit Parties; Subordination. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the payment and performance of the Obligations. Guarantor agrees that, for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement, Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. Any payments to Guarantor on account of such subordinated debt which are not otherwise permitted herein shall be collected and received by Guarantor in trust for the Credit Parties and shall be paid over to the Credit Parties on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder. Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by the Credit Parties) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with the Credit Parties in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, the Credit Parties may hold or in which they may have any share. For so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement, Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower or for reimbursement of any such payments. In connection with the foregoing and for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement, Guarantor expressly waives any and all rights of subrogation to the Credit Parties against Borrower, and Guarantor hereby waives any rights to enforce any remedy which the Credit Parties may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents.

11.Application of Payments. Subject to of the terms of the Credit Agreement, any amounts received by the Credit Parties from any source on account of the Loan may be utilized by the Credit Parties for the payment and performance of the Obligations and in such order and manner as the Credit Parties may from time to time elect in their sole discretion.

12.Waiver of Jury Trial. GUARANTOR AND EACH CREDIT PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY

SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY CREDIT PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH CREDIT PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE CREDIT PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION 12 WITH LEGAL COUNSEL AND THAT GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

13.Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty shall be given and become effective as provided in the Credit Agreement.

14.Representations and Warranties. In order to induce the Lenders to make the Loan, Guarantor acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Credit Agreement that are applicable to Guarantor and incorporates such representations and warranties as if set forth herein in their entirety (it being understood and agreed that any representation or warranty in the Credit Agreement which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). Guarantor acknowledges that but for the truth and accuracy of the matters covered by such representations and warranties, the Lenders would not have agreed to make the Loan.

All of the foregoing representations and warranties shall be true in all material respects as of the date as of which they were made. Guarantor hereby agrees to indemnify and hold the Credit Parties free and harmless from and against all loss, cost, liability, damage, and expense, including reasonable and documented out-of-pocket attorney's fees and costs, which the Credit Parties may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made.
15.Financial Statements. Guarantor shall deliver or cause to be delivered to the Credit Parties all of Guarantor's financial statements and other information and reports to be delivered in accordance with the terms of the Credit Agreement. The Guarantor and its Subsidiaries will permit the Agent and the Credit Parties, at the Guarantor's expense and upon reasonable prior notice, to visit and inspect any of the properties of the Guarantor or any of its Subsidiaries (subject to the rights of tenants under their leases), to examine the books of account of the Guarantor and its Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries with, and to be advised as to the same by, their respective officers, partners or members, all at such reasonable times and intervals as the Agent or any Credit Party may reasonably request, provided that so long as no Default or Event of Default shall have occurred and be continuing, the Guarantor shall not be required to pay for more than one such visit and inspection in any twelve (12) month period. The Credit Parties shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of the Guarantor and its Subsidiaries. Notwithstanding the foregoing and for the sake of clarity, the terms and requirements of this Section 15 shall not be intended to expand the scope of the terms and requirements set forth in Section 7.9 of the Credit Agreement.

16.Successors and Assigns; Assignment by Guarantor; Joint and Several. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall not be discharged in whole or in part by the death or the dissolution of any principal in Guarantor. Guarantor may not assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Credit Parties. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

17.Governing Law. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

18.Request for Loans. Credit Parties shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that its obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

19.Business Failure, Bankruptcy or Insolvency. In the event of the business failure of Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor's properties or assets, the Credit Parties may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Credit Parties allowed in any proceedings relative to Guarantor, or any of Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, the Credit Parties shall be entitled and empowered to file and prove a claim for the whole amount of any sum or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the United States Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Credit Parties to enforce any rights of the Credit Parties against Guarantor by virtue of this Guaranty or otherwise.

20.Set-Off. Regardless of the adequacy of any collateral, if any, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Credit Party to Guarantor and any securities or other property of Guarantor in the possession of such Credit Party may, without notice to Guarantor (any such notice being expressly waived by Guarantor) but with the prior written approval of Agent, be applied to or set off against the amounts payable under this Guaranty and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Guarantor to such Credit Party.

21.Disclosure of Information. Guarantor agrees that in addition to disclosures made in accordance with standard banking practices, any Credit Party may disclose information obtained by such Credit Party pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Credit Agreement.

22.Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

23.Ratification. Guarantor covenants and agrees that so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement, Guarantor shall comply with all of the covenants applicable to Guarantor and its Subsidiaries contained in the Credit Agreement.

24.No Unwritten Agreement. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

25.Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantor under this Guaranty.

26.Fair Consideration. The Guarantor represents that the Guarantor is the sole owner of Borrower and will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

27.Continuance of Guaranty. This Guaranty and all covenants made by the Guarantor under the Loan Documents shall, subject to the terms of Section 5 hereof, continue in effect for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement and until all of the obligations (other than contingent indemnification obligations) of Guarantor to Credit Parties under this Guaranty are fully and finally performed and discharged in accordance with their terms (and without regard to any extension, reduction or other alteration thereof in any proceeding under the Bankruptcy Code or any other proceeding described in Section 12.1(h), (i) or (j) of the Credit Agreement) and are not subject to any bankruptcy preference period or any other disgorgement.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, Guarantor has delivered this Guaranty as of the date first written above.
GUARANTOR:
DUPONT FABROS TECHNOLOGY, L.P.,
a Maryland limited partnership

By: DuPont Fabros Technology, Inc., a Maryland
corporation, its sole general partner
By: /s/ Mark L. Wetzel
Name: Mark L. Wetzel
Title: Executive Vice President, Chief Financial Officer & Treasurer

Signature Page to Guaranty Regarding Quill Equity Term Loan